Restricted Net Assets	12 Months Ended
Dec. 31, 2016
Restricted Net Assets
Restricted Net Assets

20. Restricted Net Assets

Pursuant to the laws applicable to the PRC’s Foreign Investment Enterprises and local enterprises, the Group’s entities in the PRC must make appropriation from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of the Company.

PRC laws and regulations permit payments of dividends by the Company’s subsidiaries and VIE incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries and VIE incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve has reached 50% of their respective registered capital. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary and VIE.

The appropriation to these reserves by the Company’s PRC entities were RMB63,538, RMB91,633 and RMB180,976 for the years ended December 31, 2014, 2015 and 2016, respectively. The accumulated reserves as of December 31, 2015 and 2016 were RMB155,199 and RMB336,175, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital and the statutory reserves of the Company’s PRC subsidiaries and VIE. As of December 31, 2016, the aggregate amount of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries and VIE in the Group not available for distribution was RMB3,937,496.